Exhibit 21.1

Subsidiaries

Name	Jurisdiction

Radius Global Infrastructure, Inc.	Delaware (U.S.)
175 E. Union Road, LLC	Delaware (U.S.)
13500 S. Harlem Ave, LLC	Delaware (U.S.)
AP GP Holdings, LLC	Delaware (U.S.)
AP Service Company, LLC	Delaware (U.S.)
AP WIP ArcCo International Investments, LLC	Delaware (U.S.)
AP WIP ArcCo Investments, LLC	Delaware (U.S.)
AP WIP ArcOpCo Investments, LLC	Delaware (U.S.)
AP WIP Data Center, LLC	Delaware (U.S.)
AP WIP Data Center Holdings, LLC	Delaware (U.S.)
AP WIP Domestic Investments II, LLC	Delaware (U.S.)
AP WIP Domestic Investments III, LLC	Delaware (U.S.)
AP WIP Holdings, LLC	Delaware (U.S.)
AP WIP International Holdings, LLC	Delaware (U.S.)
AP WIP International Holdings III, LLC	Delaware (U.S.)
AP WIP Investments, LLC	Delaware (U.S.)
AP WIP Investments Borrower, LLC	Delaware (U.S.)
AP WIP Investments Holdings, LP	Delaware (U.S.)
AP WIP Tower, LLC	Delaware (U.S.)
AP WIP Tower Development, LLC	Delaware (U.S.)
AP WIP Tower International Investments, LLC	Delaware (U.S.)
AP WIP Tower Investments, LLC	Delaware (U.S.)
AP WIP Union Holdings, LLC	Delaware (U.S.)
AP Wireless Infrastructure Partners, LLC	Delaware (U.S.)
AP Wireless Investments I, LLC	Delaware (U.S.)
APW Development Company, LLC	Delaware (U.S.).
APW OpCo LLC	Delaware (U.S.)
AP Working Capital, LLC	Delaware (U.S.)
Gravity Pad BTS, LLC	Delaware (U.S.)
Gravity Pad Partners, LLC	Delaware (U.S.)
Gravity Pad Partners II, LLC	Delaware (U.S.)
MRE LOT3, LLC	Delaware (U.S.)
Park Place 301 LLC	Delaware (U.S.)
AP Wireless Australia Pty Ltd	Australia
AP Wireless Investments Australia Pty Ltd	Australia
AP Wireless Belgium, BVBA	Belgium
AP WIP Tower Brasil Investimentos Limitada	Brazil
AP Wireless Brasil Gestao De Investimentos E Participacoes, Ltda	Brazil
AP Wireless Brasil Investimentos Imobiliarios, Ltda	Brazil
AP Wireless Canada, ULC	Canada

AP Wireless Investments, ULC	Canada
AP WIP Towers de Chile SpA	Chile
APW Chile Switch SpA (fka APW Chile DataDAS SpA)	Chile
APW Chile Services SpA (fkaTelecom Finance Group, SpA)	Chile
APW Chile SpA (fkaTelecom Finance Group Investments, SpA)	Chile
AP WIP Towers de Colombia SAS	Colombia
AP Wireless Colombia Investments, S.A.S.	Colombia
AP Wireless Colombia Services, S.A.S.	Colombia
APW Croatia d.o.o.	Croatia
APW Croatia Services d.o.o.	Croatia
Compagnie Fonciere de Telecommunication	France
Fonciere Francaise de Telecommunication	France
Fonciere Regionale de Telecommunication	France
Infrastructure Telecom Investissement SNC	France
S.C.I Panama	France
AP Wireless Deutschland GmbH	Germany
AP Wireless Deutschland II GmbH	Germany
AWC GmbH	Germany
AP Wireless Greece Services Single Member S.A.	Greece
AP Wireless Greece Single Member S.A.	Greece
Pannon Antenna, Kft	Hungary
Pannon Antenna Investments, Kft	Hungary
Pannon Wire, Kft	Hungary
AP Wireless Ireland Investments Ltd	Ireland
AP Wireless Ireland ServiceCo Ltd	Ireland
AP Wireless Italia SRL	Italy
AP Wireless Italia InfraRe SpA	Italy
AP Wireless Italia Investment S.p.A.	Italy
Data Center PD S.r.l.	Italy
Fase Realty, S.r.l.	Italy
FIN.VE.COS S.r.l.	Italy
Flumenis S.P.A.	Italy
Hightel Telecomunicazioni S.r.l.	Italy
NetTowers Srl	Italy
QB TEL, S.r.l.	Italy
Sardinian Towers SRL	Italy
Towers DAS S.P.A.	Italy
AP WIP (GP) S.a.r.l.	Luxembourg
AP WIP International Holdings II, Sarl	Luxembourg
AP WIP International Holdings IV, Sarl	Luxembourg
AP WIP Investments SCSp	Luxembourg
AP WIP ArcCo de Mexico SRL	Mexico
AP WIP Towers de Mexico, SRL	Mexico
APW de Mexico, SRL	Mexico

APW Servicios, SRL	Mexico
APW Servicios Operativos, SRL	Mexico
AP Wireless Data Assets Netherlands B.V.	Netherlands
AP Wireless Netherlands B.V.	Netherlands
AP Wireless Netherlands Asset Management I B.V.	Netherlands
AP Wireless Netherlands Asset Management II B.V.	Netherlands
AP Wireless Netherlands Asset Management III B.V.	Netherlands
AP Wireless Netherlands Asset Management IV B.V.	Netherlands
AP Wireless Netherlands Asset Management V B.V.	Netherlands
AP Wireless Netherlands Asset Management VI B.V.	Netherlands
APW Netherlands B.V.	Netherlands
AP Wireless Peru Investment S.R.L.	Peru
AP Wireless Peru Services S.R.L.	Peru
APWPT II Investimentos, S.A.	Portugal
APWPT Gestao, S.A.	Portugal
AP Wireless Puerto Rico, LLC	Puerto Rico
AP Wireless Puerto Rico Investments, LLC	Puerto Rico
Dacia Antena, S.R.L.	Romania
Dacia Antena Investments, S.R.L.	Romania
Portfolio Telecom (pty) Limited	South Africa
Portfolio Telecom Investments (pty) Limited	South Africa
Spain Datadas Investments, S.L.	Spain
Spain ArcCo Investments, S.L.	Spain
Telecom Iberica De Inversiones, S.L.	Spain
Telecom Iberica Patrimonial, S.L.	Spain
Uluslararsi Anadolu Telekomunikasyon Yatirimcari Ticaret, Ltd.Sti	Turkey
APW UK ArcCo Limited	United Kingdom
APW UK DataDAS Limited	United Kingdom
APW UK Switch Limited	United Kingdom
APW UK Tower Holdings Limited	United Kingdom
APW UK WIP Limited	United Kingdom
AP Wireless (UK) Limited	United Kingdom
AP Wireless II (UK) Limited	United Kingdom
AP Wireless Ireland Limited Partnership	United Kingdom
Cell: CM Ltd	United Kingdom
Cell: CM (Saltire) Ltd	United Kingdom
Icon Tower Infrastructure Limited	United Kingdom
TFG Uruguay Holdings, SRL	Uruguay